STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

May 8, 2012

Job Number: C20120508-0444
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	**Description**	**Number of Pages**
20120325506-66	Articles of Incorporation	3 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20120508-0444
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

May 8, 2012

Job Number: C20120508-0444
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20120325506-66	Articles of Incorporation	3 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20120508-0444
You may verify this certificate
online at **http://www.nvsos.gov/**

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
[signature] Ross Miller Secretary of State State of Nevada	20120325506-66
	Filing Date and Time: 05/08/2012 8:31 AM
	Entity Number: E0254362012-6

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: AFFINITY GAMING FINANCE CORP.

2. Registered Agent for Service of Process: (check only one box)

☐ Commercial Registered Agent: ________ Name

☐ Noncommercial Registered Agent (name and address below) **OR** ☒ Office or Position with Entity (name and address below)

MARC H. RUBINSTEIN-SEE ATTACHED
Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address	City		Zip Code
3755 BREAKTHROUGH WAY, SU	LAS VEGAS	Nevada	89135

Mailing Address (if different from street address)	City		Zip Code
		Nevada	

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* ________ Par value per share: $ ________ Number of shares *without par value:* 1000

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) MARC H. RUBINSTEIN-SEE ATTACHED
Name

Street Address	City	State	Zip Code
3755 BREAKTHROUGH WAY, SU	LAS VEGAS	NV	89135

2) DAVID D. ROSS-SEE ATTACHED
Name

Street Address	City	State	Zip Code
3755 BREAKTHROUGH WAY, SU	LAS VEGAS	NV	89135

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

MARC H. RUBI-SEE ATTACHED
Name

X MARC H. RUBINSTEIN
Incorporator Signature

Address	City	State	Zip Code
3755 BREAKTHROUGH WAY, SU	LAS VEGAS	NV	89135

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X MARC H. RUBINSTEIN
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

5/8/2012
Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	**AFFINITY GAMING FINANCE CORP.**

FOREIGN NAME TRANSLATION:	**Not Applicable**

PURPOSE:	**Not Applicable**

REGISTERED AGENT NAME:	**MARC H. RUBINSTEIN**
STREET ADDRESS:	**3755 BREAKTHROUGH WAY, SUITE 300, LAS VEGAS, NV 89135**
MAILING ADDRESS:	, ,

ADDITIONAL	Directors/Trustees
Name: MARC H. RUBINSTEIN	Name: DAVID D. ROSS
Address: 3755 BREAKTHROUGH WAY, SUITE 300	Address: 3755 BREAKTHROUGH WAY, SUITE 300
City: LAS VEGAS	City: LAS VEGAS
State: NV	State: NV
Zip Code: 89135	Zip Code: 89135
Name: FERENC B. SZONY	Name: J. CHRISTOPHER KRABIEL
Address: 3755 BREAKTHROUGH WAY, SUITE 300	Address: 3755 BREAKTHROUGH WAY, SUITE 300
City: LAS VEGAS	City: LAS VEGAS
State: NV	State: NV
Zip Code: 89135	Zip Code: 89135

ADDITIONAL	Incorporators
Name: MARC H. RUBINSTEIN	
Address: 3755 BREAKTHROUGH WAY, SUITE 300	
City: LAS VEGAS	
State: NV	
Zip Code: 89135	

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **AFFINITY GAMING FINANCE CORP.**, did on May 8, 2012, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on May 8, 2012.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20120508-0444
You may verify this certificate
online at **http://www.nvsos.gov/**